                                                                    EXHIBIT 99.1

                          SECOND AMENDMENT TO REVOLVING
                                CREDIT AGREEMENT

      THIS SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT (this "AMENDMENT") is made and entered into as of October 25, 2004, by and among NORTHERN BORDER PARTNERS, L.P., a Delaware limited partnership (the "BORROWER"), Northern Border Intermediate Limited Partnership, a Delaware limited partnership (the "Guarantor"), the Lenders (as defined below) party hereto and SUNTRUST BANK, in its capacity as Administrative Agent for the Lenders (the "ADMINISTRATIVE AGENT").

                              W I T N E S S E T H:

      WHEREAS, the Borrower, the several banks and other financial institutions party thereto (collectively, the "LENDERS") and the Administrative Agent are parties to that certain Revolving Credit Agreement, dated as of November 24, 2003, as amended by that certain First Amendment to Revolving Credit Agreement, dated as of April 9, 2004 (as so amended, the "CREDIT AGREEMENT"; capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement as amended hereby), pursuant to which the Lenders have made certain financial accommodations available to the Borrower; and

      WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent amend certain provisions of the Credit Agreement, and subject to the terms and conditions hereof, the Lenders are willing to do so;

      NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of all of which are acknowledged, the Borrower, the Lenders and the Administrative Agent agree as follows:

      1. AMENDMENT.

      (a) Section 1.1, Definitions, of the Credit Agreement is hereby amended by deleting the definition of "Change of Control" in its entirety and replacing it with the following:

            "CHANGE OF CONTROL" means (i) the failure of Borrower directly, or indirectly through Intermediate Partnership, to own as a general partner, free and clear of all Liens, at least 60% of the partnership interests in NBPC or (ii) the failure of Enron Corp., CrossCountry Energy Corp., CrossCountry Energy, L.L.C., TransCanada PipeLines Limited, CCE Holdings, L.L.C. and/or ONEOK, Inc. directly, or indirectly through one or more wholly-owned Subsidiaries, to own, free and clear of all Liens, general partner interests in Borrower and the Intermediate Partnership such that the aggregate voting rights of such Persons is greater than 50% of the outstanding voting rights of all general partners of Borrower and the Intermediate Partnership.

      2. CONDITIONS TO EFFECTIVENESS OF THIS AMENDMENT. Notwithstanding any other provision of this Amendment and without affecting in any manner the rights of the Lenders hereunder, it is understood and agreed that this Amendment shall not become effective, and the Borrower shall have no rights under this Amendment, until the Administrative Agent shall have received executed counterparts to this Amendment from the Borrower, the Guarantor and the Required Lenders.

      3. REPRESENTATIONS AND WARRANTIES. To induce the Lenders and the Administrative Agent to enter into this Amendment, each Loan Party hereby represents and warrants to the Lenders and the Administrative Agent that:

      (a) The execution and delivery by such Loan Party of this Amendment and the performance of this Amendment and the Credit Agreement as amended hereby (i) are within such Loan Party's power and authority; (ii) have been duly authorized by all necessary partnership and partner action; (iii) are not in contravention of any provision of such Loan Party's certificate of partnership, partnership agreement or other organizational documents; (iv) do not violate any law or regulation, or any order or decree of any Governmental Authority; (v) do not conflict with or result in the breach or termination of, constitute a default under or accelerate any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which such Loan Party or any of its Subsidiaries is a party or by which such Loan Party or any such Subsidiary or any of their respective property is bound; (vi) do not result in the creation or imposition of any Lien upon any of the property of such Loan Party or any of its Subsidiaries; and (vii) do not require the consent or approval of any Governmental Authority or any other Person;

      (b) This Amendment has been duly executed and delivered for the benefit of or on behalf of each Loan Party and constitutes a legal, valid and binding obligation of each Loan Party, enforceable against such Loan Party in accordance with its terms except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors' rights and remedies in general; and

      (c) After giving effect to this Amendment, the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects, and no Default or Event of Default has occurred and is continuing as of the date hereof.

      4. REAFFIRMATIONS AND ACKNOWLEDGMENTS.

      The Guarantor consents to the execution and delivery by the Borrower of this Amendment and ratifies and confirms the terms of the Guaranty with respect to the indebtedness now or hereafter outstanding under the Credit Agreement as amended hereby and all promissory notes issued thereunder. The Guarantor acknowledges that, notwithstanding anything to the contrary contained herein or in any other document evidencing any indebtedness of the Borrower to the Lenders or any other obligation of the Borrower, or any actions now or hereafter taken by the Lenders with respect to any obligation of the Borrower, the Guaranty (i) is and shall continue to be a primary obligation of the Guarantor, (ii) is and shall continue to be an absolute, unconditional, continuing and irrevocable guaranty of payment and (iii) is and shall continue to be in full force and effect in accordance with its terms. Nothing contained herein to the contrary shall release, discharge, modify, change or affect the original liability of the Guarantor under the Guaranty.

      5. EFFECT OF AMENDMENT. Except as set forth expressly herein, all terms of the Credit Agreement, as amended hereby, and the other Loan Documents shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of the Borrower to the Lenders and the Administrative Agent. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement.

      6. GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York and all applicable federal laws of the United States of America.

      7. NO NOVATION. This Amendment is not intended by the parties to be, and shall not be construed to be, a novation of the Credit Agreement or an accord and satisfaction in regard thereto.

      8. COSTS AND EXPENSES. The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and out-of-pocket expenses of outside counsel for the Administrative Agent with respect thereto.

      9. COUNTERPARTS. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile transmission or by electronic mail in pdf form shall be as effective as delivery of a manually executed counterpart hereof.

      10. BINDING NATURE. This Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective successors, successors-in-titles, and assigns.

      11. ENTIRE UNDERSTANDING. This Amendment sets forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect thereto.


                            [Signature Pages Follow]

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed, under seal in the case of the Borrower and the Guarantor, by their respective authorized officers as of the day and year first above written.

                                    BORROWER:

                                    NORTHERN BORDER PARTNERS, L.P.

                                    By: /s/ Jerry L. Peters
                                        -------------------------------
                                        Name:  Jerry L. Peters
                                        Title: Chief Financial and Accounting
                                                Officer


                                    GUARANTOR:

                                    NORTHERN BORDER INTERMEDIATE
                                    LIMITED PARTNERSHIP


                                    By: /s/ Jerry L. Peters
                                        -------------------------------
                                        Name:  Jerry L. Peters
                                        Title: Chief Financial and Accounting
                                                Officer

                                    LENDERS:

                                    SUNTRUST BANK, as Administrative Agent
                                    and Lender

                                    By: /s/ David Edge
                                        ---------------------------------
                                        Name:  David Edge
                                        Title: Managing Director

                                    HARRIS NESBITT FINANCING, INC.,
                                    as a Lender

                                    By: /s/ Cahal B. Carmody
                                        -------------------------------
                                        Name:  Cahal B. Carmody
                                        Title: Vice President

                                    WACHOVIA BANK, NATIONAL ASSOCIATION,
                                    as a Lender

                                    By: /s/ Russell Clingman
                                        -------------------------------
                                        Name:  Russell Clingman
                                        Title: Director

                                    CITIBANK, N.A., as a Lender

                                    By: /s/ Amy K. Pincu
                                        -------------------------------
                                        Name:  Amy K. Pincu
                                        Title: Attorney-In-Fact

                                    BARCLAYS BANK PLC, as a Lender

                                    By: /s/ Nicholas Bell
                                        -------------------------------
                                        Name:  Nicholas Bell
                                        Title: Director

                                    ROYAL BANK OF CANADA, as a Lender

                                    By: /s/ David A. McCluskey
                                        -------------------------------
                                        Name:  David A. McCluskey
                                        Title: Authorized Signatory

                                    UBS LOAN FINANCE LLC as a Lender

                                    By: /s/ Joselin Fernandes
                                        -------------------------------
                                        Name:  Joselin Fernandes
                                        Title: Associate Director Banking
                                               Products Services, US

                                    By: /s/ Doris Mesa
                                        -------------------------------
                                        Name:  Doris Mesa
                                        Title: Associate Director Banking
                                               Products Services, US

                                    WELLS FARGO BANK, N.A., as a Lender

                                    By: /s/ Art Krasny
                                        -------------------------------
                                        Name:  Art Krasny
                                        Title: Relationship Manager